EXHIBIT 10.1

                   AMENDMENT TO CAPITAL CONTRIBUTION AGREEMENT
                                       and
                         TERMINATION OF LETTER AGREEMENT

     This Amendment to Capital Contribution Agreement and Termination of Letter Agreement ("Amendment") is made and entered into as of this 11th day of September, 2003 by and among Blonder Tongue Telephone, LLC, a New Jersey limited liability company (the "Company"), Resource Investment Group, LLC, a New Jersey limited liability company ("RIG"), H. Tyler Bell, NetLinc Communications, LLC, a New Jersey limited liability company ("NetLinc"), and Blonder Tongue Laboratories, Inc., a Delaware corporation ("Blonder Tongue").

                                   Background

     The parties entered into a Capital Contribution Agreement dated as of March 26, 2003 (the "Contribution Agreement"). In connection with the closing of the transactions contemplated by the Contribution Agreement, the parties entered into a letter agreement dated March 26, 2003 (the "Letter Agreement"), pursuant to which the parties agreed, among other things, to delay the timing of Blonder Tongue's capital contributions under the Contribution Agreement until such time as certain conditions precedent had been satisfied. Based on the occurrence of certain recent events, the parties have concluded that the conditions precedent outlined in the Letter Agreement will not be satisfied and, therefore, the parties now desire to amend the Contribution Agreement and terminate the Letter Agreement as set forth herein.

     Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Contribution Agreement.

     NOW THEREFORE, intending to be legally bound, the parties hereto agree as follows:

     1. Effective as of the date hereof, Section 1 of the Contribution Agreement is amended and restated in its entirety as follows:

          1. Contributions.

               (a) The Company acknowledges and agrees that (i) Blonder Tongue has made cash contributions to the capital of BTT in the aggregate amount of $825,000.00 (the "Initial Payment") and (ii) the Initial Payment has been credited to the Capital Account of Blonder Tongue maintained by the Company pursuant to the Operating Agreement.

               (b) Blonder Tongue agrees to make the following additional capital contributions to the Company each of which shall be credited, when made, to the Capital Account of Blonder Tongue maintained by the Company pursuant to the Operating Agreement:

                    (i)   Blonder   Tongue   shall  make  the   following   cash
contributions to the capital of BTT:

                   Date                             Amount
                   ----                             ------
            September 11, 2003                     $50,000
            September 19, 2003                     $50,000
            September 26, 2003                     $50,000
             October 3, 2003                       $50,000
             October 10, 2003                      $50,000
             October 17, 2003                      $50,000
             October 24, 2003                      $41,667


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                    (ii) Within fifteen (15) days of the date of this Agreement,
Blonder Tongue shall make a capital contribution to the Company of 500,000 shares of Blonder Tongue common stock, par value $0.001 (the "Stock").

               (c) For avoidance of doubt, the parties acknowledge and agree that in no event shall the aggregate amount of Blonder Tongue's cash capital contributions, as described in clauses (a) and (b)(i) above, exceed $1,166,667.

          2. Other than as set forth in this Amendment, the remaining terms and provisions of the Contribution Agreement shall remain in full force and effect.

          3. Effective as of the date hereof, the Letter Agreement is terminated in its entirety.

     This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                BLONDER TONGUE LABORATORIES, INC.


                                By:/s/ James A. Luksch
                                   ---------------------------------------------
                                   James A. Luksch,
                                   Chief Executive Officer

                                BLONDER TONGUE TELEPHONE, LLC


                                By:/s/ H. Tyler Bell
                                   ---------------------------------------------
                                   H. Tyler Bell, General Manager


                                RESOURCE INVESTMENT GROUP, LLC


                                By:/s/ Douglas Bell
                                   ---------------------------------------------
                                   Douglas Bell, Manager


                                NETLINC COMMUNICATIONS, LLC


                                By:/s/ H. Tyler Bell
                                   ---------------------------------------------
                                   H. Tyler Bell, President



                                /s/ H. Tyler Bell
                                -----------------------------------------------
                                H. TYLER BELL



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